June 16, 2022
Pioneer Flexible Opportunities Fund
Supplement to the Summary Prospectus dated March 1, 2022
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Howard Weiss, Senior Vice President and Director
of Multi-Asset Solutions, US of Amundi US
(portfolio manager of the fund since 2012); Kenneth
J. Taubes, Executive Vice President and Chief
Investment Officer, US of Amundi US (portfolio
manager of the fund since 2010); and Michele
Garau, Portfolio Manager and Senior Vice President
of Amundi US (portfolio manager of the fund since
2010). Mr. Garau will retire in the fourth quarter of
2022.

32029-00-0622
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC